Exhibit 10.19(c)
                                                                ----------------


Southern California                                            Alan J. Fohrer
EDISON                                                         Chairman & Chief
An EDISON INTERNATIONAL(R) Company                             Executive Officer


                                 July 25, 2003


VIA FACSIMILE & U.S. MAIL


Eric Gadd
Enron Wind LLC
1400 Smith Street
Houston, Texas 77002

Edward F. Tancer
General Counsel, FPL Energy, LLC
700 Universe Blvd.
Juno Beach, Florida 33408


          Re: Agreement to Extend Deadline in Section 5.2 the Master Definitive Agreement
              Dated January 15, 2003, As Modified


Gentlemen:

     Please refer to the Master Definitive Agreement Among Southern California Edison Company, Enron Wind LLC, ESI Sky River Limited Partnership, ESI VG Limited Partnership and PPA Sellers, dated January 15, 2003 (the "MDA") and to the Letter Agreement Extending Certain Deadlines in Sections 5.2, 15.2.3 and
15.2.3 of the MDA, dated May 12, 2003 (the "First Letter Agreement"). All undefined, capitalized terms used herein shall have the same meanings they have in the MDA.

     This Letter Agreement (the "Second Letter Agreement") will memorialize the agreement of the Parties, effective as of the date of this letter, to amend the MDA as follows:

     1 Section 5.2 of the MDA is amended by deleting the words "one hundred and eighty(180)"" and replacing them with the words "two hundred and seventy-three (273)."

This amendment to Section 5.2 of the MDA shall supercede and replace the amendment to Section 5.2 of the MDA provided for in the First Letter Agreement. Except as expressly provided in this Second Letter Agreement, the First Letter Agreement shall, in all other respects, continue in full force and effect.






P.O. Box 800
2244 Walnut Grove Ave.
Rosemead, CA 91770

Eric Gadd
Enron Wind LLC
Edward F. Tancer
General Counsel, FPL Energy, LLC
Page 2
July 25, 2003




     For purposes of the Second Letter Agreement, the parties have agreed that an exchange of signature pages by facsimile will be sufficient to amend the MDA as set forth above without further action of the Parties. Nothing in this Second Letter Agreement shall be deemed to constitute an admission or be used as evidence in any proceeding or otherwise except for the purpose of demonstrating the extensions of time provided for herein.

     Upon your receipt of this letter, I ask that you arrange for an authorized representative of each of the parties listed below to countersign a copy of this letter in the places provided and that copies of the executed signature pages be returned by facsimile to the attention of J. Eric Isken at facsimile number 626-302-1904.

                              Very truly yours,
                              /s/ Alan J. Fohrer
                              Alan J. Fohrer
                              Chief Executive Officer



cc:  David M. Koogler, Esq. (via electronic mail)
     John A. Lamb, Esq. (via electronic mail)
     Joel D. Newton, Esq. (via electronic mail)

Eric Gadd
Enron Wind LLC
Edward F. Tancer
General Counsel, FPL Energy, LLC
Page 3
July 25, 2003




                             Agreed to and Accepted


Enron Wind LLC                      Enron Wind Systems, LLC

By: /s/ Eric D. Gadd                By: /s/ Eric D. Gadd
   --------------------------          --------------------------
(print) Eric D. Gadd                (print) Eric D. Gadd
       ----------------------              ----------------------
        Its President & CEO                  Its President & CEO
            -----------------                    ----------------
Date: 07-22-03                      Date: 07-22-03
     ------------------------            ------------------------


Cabazon Power Partners LLC          ZWHC LLC

By: /s/ Eric D. Gadd                By: /s/ Eric D. Gadd
   --------------------------          --------------------------
(print) Eric D. Gadd                (print) Eric D. Gadd
       ----------------------              ----------------------
       Its President & CEO                 Its President & CEO
           ------------------                  ------------------
Date: 07-22-03                      Date: 07-22-03
     ------------------------            ------------------------


Painted Hills Wind Developers       Zond Windsystem Partners Ltd., Series 85-A

By: Enron Wind Systems, LLC         By: Zond Windsystems Management III LLC

      Its managing joint venturer         Its general partner

By: /s/ Eric D. Gadd                        By: /s/ Eric D. Gadd
   --------------------------          --------------------------
(print) Eric D. Gadd                (print) Eric D. Gadd
       ----------------------              ----------------------
       Its President & CEO                 Its President & CEO
           ------------------                  ------------------
Date: 07-22-03                      Date: 07-22-03
     ------------------------            ------------------------

Eric Gadd
Enron Wind LLC
Edward F. Tancer
General Counsel, FPL Energy, LLC
Page 4
July 25, 2003




Zond Windsystem Partners Ltd., Series 85-B

By: Zond Windsystems Management IV LLC

      Its general partner

By: /s/ Eric D. Gadd
   --------------------------
(print) Eric D. Gadd
       ----------------------
       Its President & CEO
           ------------------
Date: 07-22-03
     ------------------------


ESI Sky River Limited Partnership           ESI VG Limited Partnership

By: ESI Sky River, Inc.             By: ESI Victory, Inc.

      Its general partner                 Its general partner

By: /s/ Edward F. Tancer            By: /s/ Edward F. Tancer
   --------------------------          --------------------------
(print) Edward F. Tancer            (print) Edward F. Tancer
       ----------------------              ----------------------
       Its Secretary                       Its Secretary
           ------------------                  ------------------
Date: 07-21-03                      Date: 07-21-03
     ------------------------            ------------------------


                             Sky River Partnership

By: ESI Sky River Limited           By: Sky River LLC
    Partnership                           Its general partner

      Its general partner           By: /s/ Eric D. Gadd
                                       --------------------------

By: ESI Sky River, Inc.             (print) Eric D. Gadd
                                           ----------------------

      Its general partner                  Its President & CEO
                                               ------------------

By: /s/ Edward F. Tancer            Date: 07-22-03
   --------------------------            ------------------------

(print) Edward F. Tancer
       ----------------------

       Its Secretary
           ------------------

Date: 7-21-03
     ------------------------

Eric Gadd
Enron Wind LLC
Edward F. Tancer
General Counsel, FPL Energy, LLC
Page 5
July 25, 2003




Victory Garden Phase IV Partnership

By: ESI VG Limited Partnership              By: Victory Garden LLC

      Its general partner                         Its general partner

By: ESI Victory, Inc.,                      By: /s/ Eric D. Gadd
                                               --------------------------

      Its general partner                   (print) Eric D. Gadd
                                                   ----------------------

By: /s/ Edward F. Tancer                           Its President & CEO
   -------------------------------                     ------------------

(print) Edward F. Tancer                    Date: 07-22-03
       ---------------------------               ------------------------

       Its Secretary
           -----------------------

Date: 7-21-03
     -----------------------------


Acknowledged by and Consent to:

Wind System Trust

By: /s/ Robbye Waldron
   -------------------------------
Robbye Waldron
Managing Trustee

Wind Development Trust

By: /s/ Robbye Waldron
   -------------------------------
Robbye Waldron
Managing Trustee